UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2011

VALASSIS COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10991	38-2760940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19975 Victor Parkway, Livonia, MI	48152
(Address of Principal Executive Offices)	(Zip Code)

(734) 591-3000

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items to be Included in this Report

Item 7.01. Regulation FD Disclosure.

On January 13, 2011, Valassis Communications, Inc. (“Valassis”) issued a press release announcing that it has commenced a cash tender offer for any and all of its outstanding 8 1/4% Senior Notes due 2015 (the “2015 Notes”) and a concurrent consent solicitation for proposed amendments to the indenture, dated as of March 2, 2007, as supplemented, among Valassis, the guarantors party thereto and Wells Fargo Bank, National Association, as trustee, under which the 2015 Notes were issued.

The information furnished pursuant to this Current Report on Form 8-K (including Exhibit 99.1 hereto) shall not be considered “filed” under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any filings by Valassis under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless Valassis expressly sets forth in such filing that such information is to be considered “filed” or incorporated by reference therein.

Item 8.01. Other Events.

In addition, on January 13, 2011, Valassis issued a press release announcing that it intends, subject to market and other conditions, to offer $260.0 million aggregate principal amount of senior notes (the “Notes”) in a private offering that is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). The Notes may not be offered or sold without registration unless pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. This report shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the Notes in any state or foreign jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or foreign jurisdiction. A copy of the press release related to the offering of the Notes is filed herewith as Exhibit 99.2 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release of Valassis Communications, Inc. dated January 13, 2011, announcing Tender Offer for 2015 Notes
99.2	Press Release of Valassis Communications, Inc. dated January 13, 2011, announcing 144A Note Offering

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALASSIS COMMUNICATIONS, INC.

	By:	/s/ Todd Wiseley
Date: January 13, 2011		Name:	Todd Wiseley
		Title:	General Counsel and Senior Vice President, Administration

Exhibit Index

Exhibit No.	Description
99.1	Press Release of Valassis Communications, Inc. dated January 13, 2011, announcing Tender Offer for 2015 Notes
99.2	Press Release of Valassis Communications, Inc. dated January 13, 2011, announcing 144A Note Offering